UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2009

WOLFE CREEK MINING INC.
(Exact name of registrant as specified in its charter)

Delaware	333-149626	32-0218005
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

114 S. Main Street Suite 201
Fond Du Lac
WI 54935-4229

 (Address of principal executive offices) (zip code)

(209) 881-3523
 (Registrant's telephone number, including area code)

Copies to:
Andrea Cantaneo, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

15868 SW Kimball Ave.
Lake Oswego, OR
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 20, 2009, Wolf Creek Mining, Inc., a Delaware corporation (“Wolfe Creek” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Green EnviroTech Acquisition Corp., a Nevada corporation and wholly-owned subsidiary of the Company (the “Subsidiary”) and Green EnviroTech Corp., a Nevada corporation (“Green EnviroTech”).

Pursuant to the Merger Agreement, on November 20, 2009 (the “Closing Date”), the Subsidiary merged with and into Green EnviroTech resulting in Green EnviroTech becoming a wholly-owned subsidiary of the Company (the “Merger”). Pursuant to the Merger Agreement, the Company issued approximately 3,000,004 shares of its common stock (the “Acquisition Shares”) to the shareholders of Green EnviroTech, representing approximately 75% of the issued and outstanding common stock following the closing of the Merger. Pursuant to the Merger Agreement, the outstanding shares of common stock of Green EnviroTech were cancelled.

In October 2009, Kristen Paul the owner of 3,000,000 shares of the Company’s common stock sold her shares to Green EnviroTech Corp. which shares are being cancelled.   All share amounts used herein assumes the cancellation of these shares.

In connection with the Merger, in addition to the foregoing:

(i) Effective on the Closing Date, Kristen Paul resigned as the sole officer and director of the Company and the following executive officers and directors of Green EnviroTech were appointed as executive officers and directors of the Company:

Name	Title
Gary M. De Laurentiis Andy Kegler	President, Chief Executive Officer, Chairman Chief Technology Officer

(ii) The Company intends to change its name to Green EnviroTech Corp. or a similar derivation, as soon as practicable.

Item 2.01 Completion of Acquisition or Disposition of Assets

Information in response to this Item 2.01 is keyed to the Item numbers of Form 10.

Item 1. Description of Business

Effective on the Closing Date, pursuant to the Merger Agreement, Green EnviroTech became a wholly-owned subsidiary of the Company. The acquisition of Green EnviroTech is treated as a reverse acquisition, and the business of Green EnviroTech became the business of the Company. At the time of the reverse acquisition, Wolfe Creek was not engaged in any active business.

References to “Green EnviroTech”, “we”, “us”, “our” and similar words refer to the Company and its wholly-owned subsidiary, Green EnviroTech, unless the context otherwise requires, and prior to the effectiveness of the reverse acquisition, these terms refer to Green EnviroTech.  References to “Wolfe Creek” refer to the Company and its business prior to the reverse acquisition.

Summary

Green EnviroTech is a Nevada corporation formed on October 6, 2008 under the name EnviroPlastics Corporation.  On October 21, 2009, Enviroplastics Corporation changed its name to Green EnviroTech Corp.  Wolfe Creek is a Delaware corporation formed on June 26, 2007.

Green EnviroTech is a plastics recovery, separation, cleaning, and recycling company. We intend to supply recycled commercial plastics to industries such as the automotive and consumer products, and plan to construct large-scale plastics recycling facilities near automotive shredder locations nationwide. Operating with large national metal recycling partners, the Company, using a patent-pending processes developed in conjunction with Thar Process, Inc., and Ergonomy LLC  will produce recycled commercial grade plastics ready to be re-introduced into commerce. In connection with our strategic partners, we will also convert waste and scrap plastic (both from its own processing and from other sources) into high-value energy products, including synthetic oil.

Our executive offices are located at 114 S Main Street, Suite 201, Fond Du Lac, WI 54935 and our telephone number at such address is 209-881-3523.

RISK FACTORS

An investment in the Common Stock involves a high degree of risk. In determining whether to purchase the Common Stock, an investor should carefully consider all of the material risks described below, together with the other information contained in this report before making a decision to purchase the Company’s securities. An investor should only purchase the Company’s securities if he or she can afford to suffer the loss of his or her entire investment.

Risks Related to our Business

We are not currently profitable and may never become profitable.

We have a history of losses totaling $274,976 through September 30, 2009 and we expect to incur additional substantial operating losses for the foreseeable future and we may never achieve or maintain profitability.  We also expect to experience negative cash flow for the foreseeable future as we fund our operating losses and capital expenditures. As a result, we will need to generate significant revenues in order to achieve and maintain profitability.  We may not be able to generate these revenues or achieve profitability in the future. Our failure to achieve or maintain profitability could negatively impact the value of our Common Stock and investors would in all likelihood lose their entire investment.

Our independent registered auditors have expressed doubt about our ability to continue as a going concern.

Because we have not generated significant revenue since our inception, our auditors included in their report for the year ended December 31, 2008, an emphasis of matter paragraph in its independent auditors’ report stating that there is significant doubt about the Company’s ability to continue as a going concern.

Our business is difficult to evaluate because we have no operating history and an uncertain future.

We have no operating history upon which you can evaluate our present business and future prospects.  We face risks and uncertainties relating to our ability to implement our business plan successfully.  Our operations are subject to all of the risks inherent in the establishment of a new business enterprise generally.  The likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered in connection with the formation of a new business, the commencement of operations and the competitive environment in which we operate.  If we are unsuccessful in addressing these risks and uncertainties, our business, results of operations, financial condition and prospects will be materially harmed.

We will need significant additional capital, which we may be unable to obtain.

As of September 30, 2009, we had no cash available. We also expect to experience negative cash flow for the forseeable future as we fund our operating losses and capital expenditures.  Accordingly we need significant additional capital to fund our operations. There can be no assurance that financing will be available in amounts or on terms acceptable to us, if at all.  If we are unable to raise substantial capital, investors will lose their entire investment.

If our strategy is unsuccessful, we will not be profitable and our stockholders could lose their investment.

We do not believe there are track records for companies pursuing our strategy, and there is no guarantee that our strategy will be successful or profitable. If our strategy is unsuccessful, we will fail to meet our objectives and not realize the revenues or profits from the business we pursue, which would cause the value of the Company to decrease, thereby potentially causing in all likelihood, our stockholders to lose their investment.

Our business is dependent on a few large suppliers for feedstock and is vulnerable to changes in availability or supply of such feedstock

We intend to derive our feedstock from suppliers who are operating large automotive shredders. Any substantial alteration or termination of our contracts or agreements with those particular suppliers may have a material adverse effect on our revenue as we may be unable to run our operation at capacity without a sufficient source of feedstock.

We rely on several large customers for our product and are vulnerable to dramatic shifts in their industry.

We intend to focus on selling our product to the automotive industry initially, for use in production of new automobiles.  Most of our customers and end users are subject to budgetary and political constraints which may delay or limit purchases of our products, and we will have no control over those decisions.

We may be unable to successfully execute any of our identified business opportunities or other business opportunities that we determine to pursue.

We currently have a limited corporate infrastructure. In order to pursue business opportunities, we will need to continue to build our infrastructure and operational capabilities. Our ability to do any of these successfully could be affected by any one or more of the following factors:

•	our ability to raise substantial additional capital to fund the implementation of our business plan;

•	our ability to execute our business strategy;

•	the ability of our products and services to achieve market acceptance;

•	our ability to manage the expansion of our operations and any acquisitions we may make, which could result in increased costs, high employee turnover or damage to customer relationships;

•	our ability to attract and retain qualified personnel;

•	our ability to manage our third party relationships effectively; and

•	our ability to accurately predict and respond to the rapid technological changes in our industry and the evolving demands of the markets we serve.

Our failure to adequately address any one or more of the above factors could have a significant impact on our ability to implement our business plan and our ability to pursue other opportunities that arise.

If we are unable to manage our intended growth, our prospects for future profitability will be adversely affected.

We intend to aggressively expand our marketing and sales program.  Rapid expansion may strain our managerial, financial and other resources.  If we are unable to manage our growth, our business, operating results and financial condition could be adversely affected.  Our systems, procedures, controls and management resources also may not be adequate to support our future operations.  We will need to continually improve our operational, financial and other internal systems to manage our growth effectively, and any failure to do so may lead to inefficiencies and redundancies, and result in reduced growth prospects and profitability.

Our insurance policies may be inadequate in a catastrophic situation and potentially expose us to unrecoverable risks.

We will have limited commercial insurance policies.  Any significant claims against us would have a material adverse effect on our business, financial condition and results of operations.  Insurance availability, coverage terms and pricing continue to vary with market conditions.  We endeavor to obtain appropriate insurance coverage for insurable risks that we identify, however, we may fail to correctly anticipate or quantify insurable risks, we may not be able to obtain appropriate insurance coverage, and insurers may not respond as we intend to cover insurable events that may occur.  We have observed rapidly changing conditions in the insurance markets relating to nearly all areas of traditional corporate insurance.  Such conditions have resulted in higher premium costs, higher policy deductibles and lower coverage limits.  For some risks, we may not have or maintain insurance coverage because of cost or availability.

We may become liable for damages for violations of environmental laws and regulations.

We are subject to various environmental laws and regulations enacted in the jurisdictions in which we operate which govern the manufacture, importation, handling and disposal of certain materials used in our operations. We are in the process of establishing procedures to address compliance with current environmental laws and regulations and we monitor our practices concerning the handling of environmentally hazardous materials. However, there can be no assurance that our procedures will prevent environmental damage occurring from spills of materials handled by the Company or that such damage has not already occurred. On occasion, substantial liabilities to third parties may be incurred. We may have the benefit of insurance maintained by the Company; however, the Company may become liable for damages against which it cannot adequately insure or against which it may elect not to insure because of high costs or other reasons.

We face intense competition and may not be able to successfully compete.

The Company currently does not have direct competitors in the capacity range we target. However, there can be no assurance that the Company will not have direct competition in the future that such competitors will not substantially increase the resources devoted to the development and marketing of products and services that compete with those of the Company or that new or existing competitors will not enter the market in which the Company is active.

We rely on key personnel and, if we are unable to retain or motivate key personnel or hire qualified personnel, we may not be able to grow effectively

Our success depends in large part upon the abilities and continued service of our executive officers and other key employees, particularly Mr. Gary DeLaurentiis, our Chief Executive Officer and Andrew Kegler, our Chief Technology Officer.  There can be no assurance that we will be able to retain the services of such officers and employees.  Our failure to retain the services of our key personnel could have a material adverse effect on the Company.   In order to support our projected growth, we will be required to effectively recruit, hire, train and retain additional qualified management personnel.  Our inability to attract and retain the necessary personnel could have a material adverse effect on the Company.  We have no “key man” insurance on any of our key employees.

Risks Related to the Common Stock

There is no trading market for the Common Stock.

The Common Stock is eligible for quotation on the Over-the-Counter Bulletin Board. However, to date there has been no trading market for the Common Stock, and we cannot give an assurance that a trading market will develop. The lack of an active, or any, trading market will impair a stockholder’s ability to sell his shares at the time he wishes to sell them or at a price that he considers reasonable.  An inactive market will also impair our ability to raise capital by selling shares of capital stock and will impair our ability to acquire other companies or assets by using common stock as consideration.

Stockholders may have difficulty trading and obtaining quotations for our common stock.

Our Common Stock does not trade, and the bid and asked prices for our Common Stock on the Over-the-Counter Bulletin Board may fluctuate widely in the future. As a result, investors may find it difficult to dispose of, or to obtain accurate quotations of the price of, our securities. This severely limits the liquidity of our Common Stock, and would likely reduce the market price of our Common Stock and hamper our ability to raise additional capital.

The market price of our Common Stock is likely to be highly volatile and subject to wide fluctuations.

Dramatic fluctuations in the price of our Common Stock may make it difficult to sell our Common Stock. The market price of our Common Stock is likely to be highly volatile and could be subject to wide fluctuations in response to a number of factors that are beyond our control, including:

•
dilution caused by our issuance of additional shares of common stock and other forms of equity securities, in connection with future capital financings to fund our operations and growth, to attract and retain valuable personnel and in connection with future strategic partnerships with other companies;

•	variations in our quarterly operating results;

•	announcements that our revenue or income are below or that costs or losses are greater than analysts’ expectations;

•	the general economic slowdown;

•	sales of large blocks of our common stock;

•	announcements by us or our competitors of significant contracts, acquisitions, strategic partnerships, joint ventures or capital commitments; and

•	fluctuations in stock market prices and volumes;

These and other factors are largely beyond our control, and the impact of these risks, singly or in the aggregate, may result in material adverse changes to the market price of our Common Stock and/or our results of operations and financial condition.

The ownership of our Common Stock is highly concentrated in our officers.

Based on the 4,0000,004 shares of Common Stock outstanding as of November 1, 2009  Gary DeLaurentiis our Chief Executive Officer and Andrew Kegler  beneficially own approximately 34% of our outstanding Common Stock. As a result, Mr. DeLaurentiis and Mr. Kegler have the ability to exercise control over our business by, among other items, his voting power with respect to the election of directors and all other matters requiring action by stockholders. Such concentration of share ownership may have the effect of discouraging, delaying or preventing, among other items, a change in control of the Company.

Our founders received their shares of our Common Stock at a price of $.01 per share.

Our founders received their shares of our Common Stock at a price of $.01 per share.   The low purchase price for such shares may make it more likely that the shares will be sold at lower trading prices. The sale of such shares into the market could have a depressive effect on the trading price of our Common Stock, if then traded.

The Common Stock will be subject to the “penny stock” rules of the SEC, which may make it more difficult for stockholders to sell the Common Stock.

The Securities and Exchange Commission has adopted Rule 15g-9 which establishes the definition of a "penny stock," for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require:

•	that a broker or dealer approve a person's account for transactions in penny stocks; and
•	the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person's account for transactions in penny stocks, the broker or dealer must:

•	obtain financial information and investment experience objectives of the person; and
•
make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the Commission relating to the penny stock market, which, in highlight form:

•	sets forth the basis on which the broker or dealer made the suitability determination; and
•	that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

The regulations applicable to penny stocks may severely affect the market liquidity for the Common Stock and could limit an investor’s ability to sell the Common Stock in the secondary market.

As an issuer of “penny stock,” the protection provided by the federal securities laws relating to forward looking statements does not apply to the Company.

Although federal securities laws provide a safe harbor for forward-looking statements made by a public company that files reports under the federal securities laws, this safe harbor is not available to issuers of penny stocks. As a result, the Company will not have the benefit of this safe harbor protection in the event of any legal action based upon a claim that the material provided by the Company contained a material misstatement of fact or was misleading in any material respect because of the Company’s failure to include any statements necessary to make the statements not misleading. Such an action could hurt our financial condition.

The Company has not paid dividends in the past and does not expect to pay dividends for the foreseeable future.  Any return on investment may be limited to the value of the Common Stock.

No cash dividends have been paid on the Common Stock. We expect that any income received from operations will be devoted to our future operations and growth. The Company does not expect to pay cash dividends in the near future. Payment of dividends would depend upon our profitability at the time, cash available for those dividends, and other factors as the Company’s board of directors may consider relevant. If the Company does not pay dividends, the Common Stock may be less valuable because a return on an investor’s investment will only occur if the Company’s stock price appreciates.

 FORWARD-LOOKING STATEMENTS

Statements in this current report on Form 8-K may be “forward-looking statements.” Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those described above and those risks discussed from time to time in this prospectus, including the risks described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this current report and in other documents which we file with the Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to our ability to raise any financing which we may require for our operations, competition, government regulations and requirements, pricing and development difficulties, our ability to make acquisitions and successfully integrate those acquisitions with our business, as well as general industry and market conditions and growth rates, and general economic conditions. Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this current report.

BUSINESS

Overview of Our Business

We are a development stage plastics recovery, separation, cleaning, and recycling company. We intend to supply recycled commercial plastics to industries such as the automotive and consumer products industries, and plan to construct large-scale plastics recycling facilities near automotive shredder locations nationwide. Operating with large national metal recycling partners, the Company, using a patent-pending process developed in conjunction with Thar Process, Inc., will produce recycled commercial grade plastics ready to be re-introduced into commerce.  Additionally, with other strategic partners, we will convert waste and scrap plastic (both from its own processing and from other sources) into high-value energy products, including synthetic oil.

Each year, millions of tons of automotive shredder residue (“Shredder Residue”) containing reusable and recyclable plastics are unnecessarily disposed of in landfills.  We believe this is because, while national and global demand for recycled plastic has increased dramatically over the past decade, the technology to efficiently and effectively recycle plastic material from this residue stream has lagged behind.   This has resulted in tremendous waste and created a huge unmet market for recycled commercial plastics, creating an opportunity for someone with a cost-effective recovery process.

Green EnviroTech now has such a process. We were formed in 2008 under the name  EnviroPlastics Corp. and changed our name in October 2009 to Green EnviroTech Corp. We were formed to capitalize on the growing market to supply recycled commercial plastic to businesses which currently use or want to use recycled plastics in their products, such as the automotive and consumer products industries.  Working with our metal shredder/recycling partners, we intend to utilize our proprietary cleaning technology to take the Shredder Residue headed to landfillstainted with contaminants and convert it into two streams of recyclable material with no remaining trace of contaminants.  Using our process, plastics, rubber, and foam, can be recovered from the shedder waste.  We will use our proprietary technology to process the plastic stream, removing the contaminants and creating recycled commercial plastic material ready to be re-introduced into commerce.

Our plastic recovery process is both highly cost effective and efficient, and it dramatically reduces the amount of Shredder Residue going to landfills. Our process is environmentally responsible on multiple levels, and it will assist our customers in reducing their carbon footprint by allowing them to utilize a greater percentage of recycled material in their products.

The recovered plastics by us will be our main source of revenue.  Automotive parts manufacturers are our primary target market.  However, the use of our recycled materials isn’t limited to automotive parts.  Numerous other durable goods manufacturers utilize plastics, and recycled plastic will work in many applications. As a result,  we believe there is significant demand in both domestic and international markets for these materials, and we have identified multiple targets for our output stream of recycled material, beginning with a large multi-national supplier to the automotive industry worldwide.  We believe that our customers will be able to utilize a larger percentage of highly cost-effective recycled plastic in the manufacturing process of their products and create dramatic savings over the cost of using only virgin plastic (tied to the cost of petroleum).

Automotive Parts---Our Largest Market Prospect

The automotive industry uses plastic for its durability, corrosion resistance, ease of coloring and finishing, resiliency, cost, energy efficiency, and lightweight characteristics. Utilizing lightweight manufacturing products translates directly into improved fuel usage experience and lowered costs to the consumer as well as lower costs to the manufacturer. And, the use of plastics in car bodies, along with improvements in coating technology, contribute to automobiles lasting much longer than vehicles did before the widespread use of plastics in fender liners, quarter panels, and other body parts.

According to the U.S. Department of Labor, despite news of plant closures and unemployed autoworkers, the motor vehicle and parts manufacturing industry continues to be one of the largest employers in the country and a major contributor to the US economy.

In 2006, approximately 9200 establishments manufactured motor vehicles and motor vehicle parts. From small parts plants with a few workers to huge assembly plants that employ thousands, the largest sector of this industry is motor vehicle parts manufacturing. That industry includes electrical and electronic equipment; engines and transmissions; brake systems; seating and interior trim; steering and suspension components; air-conditioners; and motor vehicle stampings, such as fenders, tops, body parts, trim, and molding.  Plastics are a large and growing part of many of these products.

In 2001, Chrysler Motors created the “Care Car II” program to demonstrate the usage of recycled plastics in automotive design, manufacturing and materials certification.  It was thought that use of recycled plastic in vehicles would reduce costs (from the cost of virgin plastic), reduce the carbon foot print ‘created’ in production, and improve the life cycle analysis results on each vehicle.
  The key objectives of the program were to:

1. Obtain recycled plastics;
2. Work with the supplier base responsible for the production molding of many parts and components;
3. Allow suppliers to manufacture these parts using recycled plastics, and process them using the same procedures used in manufacturing parts from virgin plastic; and
4. Demonstrate recovery technology that made plastic recycling more cost effective.

To demonstrate the Care Car Program, plastics were recovered from shredder residue including PP/PE, ABS, PUR (defined below), as well as foam and rubber. These materials were then used to create over150 pounds of recycled plastic that could replace virgin plastics in a new vehicle.  The program vehicles’ parts (molded from recycled plastics) were then subjected to accelerated durability testing and met all Chrysler’s performance and material specifications. The vehicles were subsequently shown at the following technical and public events in 2002:

• New York Auto Show;
• Paris Auto Show;
• GPEC International Plastics Convention, Detroit, MI;
• Automotive Reporters Review, New York City, NY;
• Washington DC (Received Environmental Award for the Year);
• Senior Management- DaimlerChrysler, Auburn Hills MI. and Stuttgart Germany;
• Ford Motor Company, GM, Mercedes and Porsche;

This demonstration program received numerous write-ups in technical magazines, SAE Papers, newspapers and proved that substantial cost savings were available to automotive manufacturers through the use of recycled plastic material. It was determined that 100-150 pounds of recycled plastic could be implemented into automotive plastics components for both the interior and exterior parts of new vehicles.  However, at the time (2001), the necessary production, recovery, and cleaning technologies (removal of PCB’s) for recycling plastics from waste were lacking, thus making large-scale operations unfeasible.

That was then.  Today, our cleaning technologies can provide a viable stream of recycled plastics into commerce.  We intend to take advantage of the increasing market for recycled goods (starting with automotive parts), and to assist companies facing growing mandates to utilize recyclable material in their products.  With our strategic partners, we will focus on industries faced with rising material costs and searching for ways to apply and introduce “green” technology and materials to their products.  Our technology will allow these industries to reduce manufacturing costs and decrease the carbon footprint of their products.

Ironically, the automotive industry will supply the Shredder Residue used by PCT to create commercially recycled plastics from the shredding of old vehicles.  Currently, about 15,000,000 automobiles get shredded every year in the US alone.   Accordingly, to the Institute for Scrap Recycling Industries (ISRI) and US Car data, each vehicle contains roughly 300 pounds of plastics (recyclable potential: 4.5  billon pounds per year) that can be recycled by our process.  Therefore,  we create a virtuous circle of recycling: Shredder Residue from old vehicles creating recycled plastics then sold to major automotive manufacturers for use in new vehicles.

The Green EnviroTech “Plastistract™” Separation Process

Our recycling process begins by receiving Shredder Residue generated by metal recycling companies. The Shredder Residue is separated into four (4) distinct streams of material:  plastics, foam, rubber, and waste. The automated separation of shredder residue is a mechanical process developed by one of our strategic partners (and a shareholder) Central Manufacturing in Groveland, IL.

Once the plastics are separated from the shredder residue, they are ground into inch long pieces and the cleaning process starts.  With our patent pending, proprietary technology, we then remove any contaminants from the plastics stream using a single step process consisting of a combination of two liquefied gases under pressure. This innovative cleaning system is effective and extremely cost efficient.

 Plastic resin which has been surface contaminated is submerged in a liquefied gas mixture.  The gas mixture works to remove the contaminants in a unique way.  A propane component of the mixture dissolves the heavy "oils" and "waxes" because of its high solvent capability.  A carbon dioxide component provides light oil removal, a small molecule to reach deep into the material, and a safety blanket for the propane.  Throughout the system, the plastic resin is contacted with the gas or liquid stream of the mixture and agitated to ensure complete removal of the contaminants.  The liquid mixture is then distilled for reuse while the contaminants are safely collected.  We have termed the entire process “Plastistract™,” an illustration of which is provided on the following page.

              Once cleaned, the plastic stream is then separated into three (3) separate streams using sink float technology. The separated streams are then sent through a metal detector and are ready for market—either packaged, or sent into a rail car or bulk truck ready for use by our compounding partner. The three (3) output streams offered for sale will include a PP/PE mix, an ABS / HIPS mix, and mixed plastics.   Rubber and foam waste streams will be disposed of, and any plastic waste will be utilized in the P2Ffuel conversion process wherever possible.

We plan to combine our proprietary technology and the experience of our management team to further streamline and improve this process over time. Our on-going research and development efforts will be focused on continually improving the characteristics and quality of the recycled plastics, thus allowing our customers to use increased percentages of recycled material in their end products. We plan to provide plastics parts manufacturing industries with increasing cost savings, production efficiencies, and environmentally friendly methods, which will allow them to integrate commercially recycled plastics into the production of new products too.

Compounding After Cleaning and Separation

The Modern Plastics Encyclopedia (1995) defines “plastics compounding” as: the incorporation of additional ingredients to base plastic types needed for processing to create optimal properties in the finished material. These ingredients may include additives to improve a polymer's physical properties, stability or process-ability.

Compounding is usually required for recycled materials for the following reasons:

1.	It allows virgin materials to be mixed with recycled materials to meet material specifications for performance and recycled material content (minimum: 25%) targets;
2.	It allows additives to be compounded into the recycled material to meet target application requirements;
3.
Recycled materials are typically ground from parts that produce flakes. The compounding process turns them into pellets that can be more easily handled by traditional plastics processing equipment; and

4.
It provides a very important homogenization step. Recycled materials are usually a mix of many different grades of the same basic material. Even though the materials might be from the same family, differences in molecular weight, copolymer ratios, etc. can lead to a mixed material having poor homogeneity. The intensive physical mixing in a molten polymer that is achieved during extrusion can homogenize different grades of materials.

Chemical Resources, Inc. of Chesapeake, VA., will provide compounding services for us and our end-user customers.  They have a facility within ten (10) miles of a projected Company plant location, and have easy access to multiple modes of transportation including truck, rail, and ship on the site.

Facilities Locations Reduce Transportation Costs

We will keep our own production costs to a minimum by locating our  recycling facilities in close proximity to metal shredders, and thus our shredder residue source material.  Over thirty (30) potential sites nationally (and one hundred forty (140) sites internationally) have been identified with the assistance of one of our strategic partners, Sadoff & Rudoy Metals. Additionally, we project to have one facility on the same site as our plastics compounding partner, which will dramatically reduce our shipping costs and (necessary) price mark-ups to end user customers.  At these sites, we intend to build or lease its facilities to minimize transportation costs, to potentially reduce land and plant costs, and to help create and foster relationships with our various partners’ industries.  This location strategy will continually benefit both our suppliers and customers.

Facilities Development Plan

Due to their proximity to both major shredder residue supply and our compounding partner, we are likely to construct our first recycling facility in Oshkosh WI.

Strategic Partners and Business Synergies

We have identified and are working with a large number of businesses that will act as key strategic partners in this operation.  Additionally, we are in discussions with a large, international logistics company for providing us with transportation services and operating facilities and with a plastics compounder (Chemical Resources, Inc.) who may convert our recycled materials into a recycle/virgin plastic “compound” to be used in end product manufacture.   We are working on a joint-venture relationship  which will allow us to convert “mixed ” plastic  to synthetic fuel.

We believe that our strategic partners will play an integral role in supplying us with source material, logistics, co-production of materials, and sales.  We believe that our transportation partner will increase hauling volume and get facilities leases; our compounding partner gets new business volume; and our fuels conversion partner will get a steady, lower-cost source of feedstock.

Sales and Marketing

While we intend to focus our initial sales and marketing efforts on the automotive parts manufacturing business, we also expect to begin approaching multiple durable goods (appliance) manufacturers in year one as well. Our efforts will include direct sales to auto and durable goods companies, as well as to various parts suppliers.

Product Focus

Keys to Recycled Plastics Sales include having products that are:

•	Free of substances of concern
•	Lower Cost (than virgin)
•	Green/environmentally responsible
•	Able to provide Improved Life Cycle Analysis
•	Able to Reduced Carbon Foot Print in manufacturing process
•	Offered in large production volumes
•	Able to meet Quality Control Standards

Potential Customers:

Our potential customers include automotive parts suppliers and car manufactures.

Other Markets--Opportunities

Durable Goods Plastics

Manufactured items with a useful life of more than three (3) years, including automobiles, appliances, computers, etc., are called durable goods. Plastics can reduce energy consumption for all of these industries, providing a substantial saving in production costs.

Manufacturers of durable goods choose plastics for other reasons as well. Appliance manufacturers use plastics because of their ease of fabrication, wide range of design potential, and thermal, electrical, and acoustic insulation.  Plastic insulation in refrigerators and freezers helps reduce operations costs to the consumer.  Plastics characteristics can significantly reduce production and use energy consumption and greenhouse gas generation, thus creating an environmentally friendly (“green”) marketing opportunity.  In major household appliances, plastic parts can increase product life of some appliances by as much as sixty seven percent (67%), and the possible applications for injection molded plastic parts are virtually unlimited.  For example:

1)	Use of durable, inexpensive plastic parts in refrigerators, freezers and air conditioners helps control costs;

2)	Injection molded plastic parts have improved efficiency of major appliances by more than 30 percent since the early 1970’s; and

3)	Injection molded plastic components help appliances resist corrosion.

Some examples of white goods products/parts using plastic and/or recycled plastic:

Washing Machine / Dryers	Refrigerators
Agitators	Ice Trays
Knobs	Ice Makers
Switches	Shelves
Gears	Drawers
Lint Filters	Handles

Dishwashers	Air Conditioners
Baskets	Vents
Dish racks	Knobs/Switches
Rollers	Panels
Panels	Fan Blades
Door Seals	Blower Wheels
Water Tubes / Inlets
Valves

Refrigerators	Microwave Ovens
Ice Trays	Handles
Ice Makers	Trays
Shelves	Switches
Drawers

In light of the above, the appliance industry also represents a potential market for us.

In addition the markets for off road vehicles, garden tools, including lawn mowers ..

In addition we have potential markets in Asia.

Competition

Given the substantial size and scope of the plastics industry worldwide, and the commoditized nature of many of its “sub-markets” we recognize that we will be operating in a volatile, and highly competitive international environment consisting of large and small petroleum, chemical, and compounding companies.

Employees

As of the date of the filing of this report, we have four  employees who are full-time, two of  which are executive officers. We consider our employee relations to be good.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Plan of Operation

We are a development stage company.  Since our formation, we have concentrated on developing our business strategy and obtaining financing.  We are a plastics recovery, separation, cleaning, and recycling company. We intend to supply recycled commercial plastics to industries such as the automotive and consumer products industries, and plan to construct large-scale plastics recycling facilities near automotive shredder locations nationwide. Operating with large national metal recycling partners, the Company, using a patent-pending process developed in conjunction with Ergonomy LLC and Thar Process, Inc., will produce recycled plastics ready to be re-introduced into commerce.  Additionally, with other strategic partners, we will convert waste and scrap plastic (both from its own processing and from other sources) into high-value energy products, including synthetic oil.

During the next twelve months, the Company expects to build an approximately 100,000 square foot plant in Oshkosh, WI. Provided funding is received the company will be able to break ground in March and start to install equipment in June 2010.  The company has been negotiating to have a contractor build to suit the plant. The site has rail access that will allow the Company to ship its finished product to a compounding plant in Chesapeake, VA or local compounders to be processed..  The plant will operate 24 hours a day 7 days a week, and process approximately 100,000 tons of Shredder Residue per year.

The financial positions of Wolfe Creek Mining, Inc. and Green EnviroTech Corp. as of September 30, 2009 are reflected in the Unaudited Pro Forma Consolidated Balance Sheets. The cash and liabilities as shown are a result of cash injected into the companies by their directors as a purchase of stock or loan by a director to the company. The cash was used for operations of the companies during their development stages.

Results of Operations:

Green EnviroTech Corp. since inception on October 6, 2008 has expended its financial resources toward the completion of its development stage and to procure funding for its first plant of operation in Oshkosh, Wisconsin.  Negotiations for the purchase of equipment needed in the plant as well as the engineering and design of the plant have been ongoing.   Thus, the company’s financial resources have been used for travel, professional services in the form of engineering, design, legal and accounting.  The general and administrative expenses as reflected in the December 31, 2008 financials in the amount of $96,877 and as reflected in the September 30, 2009 financials in the amount of $ 178,041 show the amounts expended for these purposes. Green EnviroTech Corp on September 30, 2009 had a balance of cash in the bank in the amount of $17,761 and had accounts payable to vendors in the amount of $38,212.  The balance due to related parties is the balance of the loan to the company in the amount of $166,290 by its president and chief executive officer, Mr. Gary DeLaurentiis.  The equity of the company is further explained in the notes to the Pro Froma Financial Statements. From October 6, 2008 (inception) through December 31, 2008, we did not generate any revenue.

Consulting services and general administrative expenses from October 6, 2008 (inception) through December 31, 2008 were $96,877.

The Company had non operating expenses of $58 from October 6, 2008 (inception) through December 31, 2008.

As a result of the above, the Company had a net loss of $96,935 from October 6, 2008 (inception) through December 31, 2008

Off-Balance Sheet Arrangements

None.

Item 3.  Properties

Our principal executive offices are located at 14699 Holman Mtn Rd Jamestown CA 95327

Item 4.  Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, as of November 1, 2009 with respect to the beneficial ownership of the outstanding Common Stock by (i) any holder of more than five (5%) percent; (ii) each of the Company’s executive officers and directors; and (iii) the Company’s directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Name of Beneficial Owner (1)	Common Stock Beneficially Owned	Percentage of Common Stock (2)
Directors and Officers:
Gary M. DeLaurentiis	1,020,000	25.49%
Andy Kegler	359,890	9%

All officers and directors as a group ( 2 persons)
Beneficial owners of more than 5%:	1,379,890	34.49%

Lalit Chordia(3)	471,807	12%
Jeff Chartier(4)	299,700	7.49%

* Less than 1%

(1)	Except as otherwise indicated, the address of each beneficial owner is 114 S Main Street Suite 201.
(2)
Applicable percentage ownership is based on 4,000,004 shares of Common Stock outstanding as of November 1, 2009  together with securities exercisable or convertible into shares of Common Stock within 60 days of November 1, 2009 for each stockholder.  Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  Options or Warrants to purchase shares of Common Stock that are currently exercisable or exercisable within 60 days of November 1, 2009 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)	The address for Lalit Chordia is 730, William Pitt Way, Pittsburg PA.
(4)	The address for Jeff Chartier is 227 Mott Street, New York, New York, 10012.

Item 5. Directors and Executive Officers

Below are the names and certain information regarding the Company’s executive officers and directors following the acquisition of Green EnviroTech.

Name	Age	Position
Gary M. DeLaurentiis	65	Chief Executive Officer and Chairman
Andy Kegler	44	Chief Technology Officer and Director

Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified.  Officers serve at the discretion of the board of directors.

Gary M. De Laurentiis, Chairman and Chief Executive Officer

Mr. De Laurentiis, 65, Mr. DeLaurentiis has been our Chief Executive Officer since July 2009.  Prior to that he served as our Chief Operating Officer from September 2008 until July 2009.  Mr. DeLaurentiis has been active in the plastics recycling business for nearly 20 years. In partnership with the Chinese government, he designed and built his first plastics recycling plant in 1987. In the years since, he has designed, remodeled, built and operated plants in Mexico, North Carolina, Ohio, Florida, California and Canada for both local governments and private industries. From 1992 to 1995, Mr. De Laurentiis worked directly with the state government in Campeche Mexico, living on-site for eighteen (18) months while directing the entire project. In 1996, an Ohio based group recruited Mr. De Laurentiis to open a shuttered recycling plant. Mr. De Laurentiis left the company in 1999 to start ECO2 Plastics Inc. Left Eco2 Plastics in September 2008 to start Green EnviroTech

Andrew Kegler , Chief Technology Officer and Director

Mr. Kegler, 44, has been our Chief Technology Officer and a Director since 2008. He holds multiple patents/patents pending for  chemical and mechanical equipment design; has long been involved in process and project management; and has design experience in rotating machinery, sheet metal, pressure vessels, pneumatics, hydraulics, PLC and electronics, thermodynamics, fluid mechanics, and plastic injection molded parts.  He led teams at American Dryer Corp. & Alliance Laundry Systems, LLC (Speed Queen) in developing first commercially introduced CO2 dry cleaning machines. Mr. Kegler is currently a consultant & designer of CO2 cleaning machines across multiple other industries, including plastics and food processing.  He has a demonstrated history of leadership with diverse groups of technical personnel, and supervisory experience with engineering teams and union labor. Mr. Kegler’s knowledge of company structures with regard to technical business decisions, creative approaches to problem solving and his experience in new product development, budgeting and production validation make him an invaluable member of any technical team. In 1986, Mr. Kegler earned a Bachelor of Science degree in Mechanical Engineering Roger Williams University.

Item 6. Executive Compensation

The following table sets forth all compensation paid in respect of our Chief Executive Officer and those executive officers who received compensation in excess of $100,000 per year for the period from October 6, 2008 (date of inception) to December 31, 2008. No executive officer of the Company received compensation in excess of $100,000 per year for the period from October 6, 2008 (date of inception) to December 31, 2008.

SUMMARY COMPENSATION TABLE

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Gary DeLaurentiis	2008	0							0
Chief Executive Officer and Chairman

Employment Agreements

We currently have no formal employment or consulting agreements with our executive officers.

Director Compensation

No director of Green EnviroTech Corp. received any compensation for services as director for the year ended December 31, 2008.

Item 7. Certain Relationships and Related Transactions, and Director Independence

Certain Relationships and Related Transactions

Gary DeLaurentiis has provided Green EnviroTech with an unsecured line of credit of up to $200,000. Interest on the line of credit is 4% per annum. As of June 30, 2009, Mr. DeLaurentiss has loaned the Company $30,790 pursuant to the line of credit and there is interest due of $409.

Director Independence

Our sole director is not independent as that term is defined under the Nasdaq Marketplace Rules.

Item 8.  Legal Proceedings

We are not party to any legal proceedings.

Item 9.  Market Price of and Dividends on Common Equity and Related Stockholder Matters

The Common Stock is eligible for quotation on the Over-the-Counter Bulletin Board under the symbol “WCRM.OB”.  As of the date of the filing of this report, there has been no trading in the Common Stock.

As of November 1, 2009, there were approximately 26 holders of record of the Common Stock.

Dividends

The Company has never declared or paid any cash dividends on its Common Stock. The Company currently intends to retain future earnings, if any, to finance the expansion of its business. As a result, the Company does not anticipate paying any cash dividends in the foreseeable future.

Securities Authorized for Issuance Under Equity Compensation Plans

The Company has not adopted any equity compensation plan as of December 31, 2009.

Item 10. Recent Sales of Unregistered Securities

See Item 3.02.

Item 11 Description of Securities

The Company’s authorized capital stock consists of 75,000,000 shares of Common Stock at a par value of $0.001 per share and 25,000,000 authorized preferred shares.   As of November 1, 2009, there were 4,000,004 shares of common shares of the Company’s Common Stock issued and outstanding held by 26 stockholders of record.

The holders of our common stock (i) have equal ratable rights to dividends from funds legally available therefore, when, as and if declared by our Board of Directors; (ii) are entitled to share in all of our assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of our affairs; (iii) do not have preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights; and (iv) are entitled to one non-cumulative vote per share on all matters on which stockholders may vote.

NON-CUMULATIVE VOTING

Holders of shares of our common stock do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and, in such event, the holders of the remaining shares will not be able to elect any of our directors.

PREFERRED STOCK

Our Certificate of Incorporation authorizes the issuance of 25,000,000 shares of preferred stock, .001 par value per share. No preferred shares have been issued.

Item 12.  Indemnification of Directors and Officers

Wolfe Creek’s By-Laws allow for the indemnification of the officers and directors in regard to their carrying out the duties of their offices. The board of directors will make determination regarding the indemnification of the director, officer or employee as is proper under the circumstances if he/she has met the applicable standard of conduct set forth in the Delaware General Corporation Law.

As to indemnification for liabilities arising under the Securities Act of 1933for directors, officers or persons controlling Wolfe Creek Mining, Inc., we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy and unenforceable.

Item 13.  Financial Statements and Supplementary Data

With regard to Wolfe Creek’s financial statements, reference is made to the filings with the SEC made by Wolfe Creek Mining on Form 10-K on February 9, 2009, and Form 10-Q on August 6, 2009.

The financial statements of Green EnviroTech Corp. begin on Page F-1 to this Form 8-K.

Item 14.  Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 3.02 Unregistered Sales of Equity Securities.

On October 15, 2007 Wolfe Creek issued a total of 3,000,000 shares of common stock to Kristen Paul, Wolfe Creek’s sole officer and director, for cash at $0.005 per share for a total of $15,000. These securities were issued in reliance upon the exemption contained in Section 4(2) of the Securities Act of 1933 for transactions not involving a public offering. These securities bear a restrictive legend and were issued to an accredited investor.

On November   2009, pursuant to the Merger Agreement, the Company issued 3,000,004 shares of common stock of the Company to the shareholders of Green EnviroTech. Pursuant to the Merger Agreement, the outstanding shares of common stock of Green EnviroTech were cancelled.

In connection with the foregoing, the Company relied upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”) and/or Section 4(2) of the Securities Act. No advertising or general solicitation was employed in offering the securities. The offerings and sales were made to a limited number of persons, all of whom were accredited investors, and transfer was restricted by the Company in accordance with the requirements of the Securities Act of 1933.

At inception in October 2008, Green EnviroTech issued 8,823,529 shares of common stock to its founders for $30,000 in cash and services valued at $58,235.

In connection with the foregoing, Green Envirotech relied upon the exemption from securities registration afforded by Section 4(2) of the Securities Act for transactions not involving a public offering. No advertising or general solicitation was employed in offering the securities. Transfer was restricted by Green EnviroTech in accordance with the requirements of the Securities Act.

Item 5.01  Changes in Control of Registrant.

See Item 2.01.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

See Item 1.01.

Item 5.06  Change in Shell Company Status.

See Item 1.01.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial statements of Green EnviroTech Corp. . See Page F-1.

(b) Pro forma financial information. See Exhibit 99.1.

(c) Shell Company Transactions. See (a) and (b) of this Item 9.01.

(d) Exhibits

Exhibit Number	Description
99.1	Agreement and Plan of Merger, dated November 20, 2009, among Wolfe Creek Mining, Inc. Green EnviroTech Corp. and Green EnviroTech Acquisition Corp.

99.2	Proforma financial information

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOLFE CREEK MINING, INC.

Dated: November 25, 2009	By:	/s/ Gary M. De Laurentiis
Name: Gary M. De Laurentiis Title: Chief Executive Officer

GREEN ENVIROTECH CORP.
(FORMERLY ENVIROPLASTICS CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
INDEX TO FINANCIAL STATEMENTS

Financial Statements:

Report of Independent Registered Public Accounting Firm	F-2

Balance Sheet as of September 30, 2009 (unaudited) and December 31, 2008	F-3

Statements of Operations For the Nine Months Ended September 30, 2009 and Period October 6, 2008 (Inception) through September 30, 2009 (unaudited)	F-4

Statements of Changes in Stockholders’ Equity (Deficit) For the Nine Months Ended September 30, 2009 (unaudited) and Period October 6, 2008 (Inception) through September 30, 2009	F-5

Statements of Cash Flows For the Nine Months Ended September 30, 2009 and Period October 6, 2008 (Inception) through September 30, 2009 (unaudited)	F-6

Notes to Financial Statements	F-7

Report of Independent Registered Public Accounting Firm

To the Directors of
Green EnviroTech Corp.
(formerly EnviroPlastics Corporation)

We have reviewed the accompanying balance sheet of Green EnviroTech Corp. (formerly EnviroPlastics Corporation) (the "Company") (a development stage company) as of September 30, 2009, and the related statements of operations, changes in stockholders' equity (deficit) and cash flows for the nine months ended September 30, 2009 as well as the period October 6, 2008 (inception) through September 30, 2009 for the statements of operations, stockholders’ equity (deficit) and cash flows. These interim financial statements are the responsibility of the Company's management.

We conducted the reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.   As discussed in Note 1 to the financial statements, the Company has sustained operating losses and capital deficits that raise substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/KBL, LLP

New York, NY
November 13, 2009

GREEN ENVIROTECH CORP.
(FORMERLY ENVIROPLASTICS CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS
SEPTEMBER 30, 2009 (UNAUDITED) AND DECEMBER 31, 2008

	September 30,	December 31,
	2009	2008
ASSETS	(unaudited)

CURRENT ASSETS
Cash	$17,761	$-
Total current assets	17,761	-

TOTAL ASSETS	$17,761	$-

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$38,212	$58
Loan payable - related party	166,290	8,642
Total current liabilities	204,502	8,700

TOTAL LIABILITIES	204,502	8,700

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock, $0.001 par value, 100,000,000 shares authorized,
0 shares issued and outstanding	-	-
Common stock, $0.001 par value, 500,000,000 shares authorized,
8,823,529 shares issued and outstanding	8,824	8,824
Additional paid in capital	79,411	79,411
Deficit accumulated during the development stage	(274,976)	(96,935)
Total stockholders' equity (deficit)	(186,741)	(8,700)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$17,761	$-

The accompanying notes are an integral part of these financial statements.

GREEN ENVIROTECH CORP.
(FORMERLY ENVIROPLASTICS CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
  STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009 AND
FOR THE PERIOD OCTOBER 6, 2008 (INCEPTION) THROUGH SEPTEMBER 30, 2009
(UNAUDITED)

		OCTOBER 6,
		2008
	NINE MONTHS	(INCEPTION)
	ENDED	THROUGH
	SEPTEMBER 30, 2009	SEPTEMBER 30, 2009

REVENUE	$-	$-

COST OF REVENUES	-	-

GROSS PROFIT	-	-

OPERATING EXPENSES
Professional fees and consulting services	120,233	178,468
General and administrative	56,674	95,316
Total operating expenses	176,907	273,784

NON-OPERATING EXPENSES
Interest expense	1,134	1,192
Total non-operating expenses	1,134	1,192

NET (LOSS)	$(178,041)	$(274,976)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	8,823,529	8,823,529

NET (LOSS) PER SHARE	$(0.02)	$(0.03)

The accompanying notes are an integral part of these financial statements.

GREEN ENVIROTECH CORP.
(FORMERLY ENVIROPLASTICS CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009
FOR THE PERIOD OCTOBER 6, 2008 (INCEPTION) THROUGH SEPTEMBER 30, 2009
(UNAUDITED)

						Deficit
						Accumulated
					Additional	During the
	Preferred Stock		Common Stock		Paid-In	Development
	Shares	Amount	Shares	Amount	Capital	Stage	Total

Balance - October 6, 2008	-	$-	-	$-	$-	$-	$-

Common shares issued to founders for cash	-	-	3,000,000	3,000	27,000	-	30,000

Common shares issued to founders for services	-	-	5,823,529	5,824	52,411	-	58,235

Net loss for the period	-	-	-	-	-	(96,935)	(96,935)

Balance - December 31, 2008	-	-	8,823,529	8,824	79,411	(96,935)	(8,700)

Net loss for the period	-	-	-	-	-	(178,041)	(178,041)

Balance - September 30, 2009	-	$-	8,823,529	$8,824	$79,411	$(274,976)	$(186,741)

The accompanying notes are an integral part of these financial statements.

GREEN ENVIROTECH CORPORATION
(FORMERLY ENVIROPLASTICS CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOW
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009
FOR THE PERIOD OCTOBER 6, 2008 (INCEPTION) THROUGH SEPTEMBER 30, 2009
(UNAUDITED)

		OCTOBER 6,
		2008
	NINE MONTHS	(INCEPTION)
	ENDED	THROUGH
	SEPTEMBER 30, 2009	SEPTEMBER 30, 2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss)	$(178,041)	$(274,976)

Adjustments to reconcile net (loss)
to net cash used in operating activities:
Common stock issued for services	-	58,235

Change in assets and liabilities
Increase in accounts payable and accrued expenses	38,154	38,212
Total adjustments	38,154	96,447
Net cash (used in) operating activities	(139,887)	(178,529)

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of stock for cash	-	30,000
Proceeds received from loan payable - related party	157,648	166,290
Net cash provided by financing activities	157,648	196,290

NET INCREASE IN CASH AND CASH EQUIVALENTS	17,761	17,761

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	-	-

CASH AND CASH EQUIVALENTS - END OF PERIOD	$17,761	$17,761

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$-	$-

NON-CASH SUPPLEMENTAL INFORMATION:
Stock issued for services	$-	$58,235

The accompanying notes are an integral part of these financial statements.

GREEN ENVIROTECH CORP.
(FORMERLY ENVIROPLASTICS CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 (UNAUDITED)

NOTE 1-	ORGANIZATION AND BASIS OF PRESENTATION

On October 6, 2008, EnviroPlastics Corporation (the “Company”) was incorporated in the State of Nevada.

The Company is a plastics recovery, separation, cleaning, and recycling company, with the intent to supply recycled commercial plastics to industries such as the automotive and consumer products industries, and it plans to construct large-scale plastics recycling facilities near automotive shredder locations nationwide. Operating in conjunction with large national recycling partners, the Company using a patent pending process developed in conjunction with Thar Process, Inc. will produce recycled commercial grade plastics ready to be re-introduced into commerce. Additionally, the Company will convert waste and scrap plastic into high-value energy products, including synthetic oil.

On September 22, 2009, the Company changed its name to Green EnviroTech Corp.

Effective July 1, 2009, the Company adopted the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 105-10, Generally Accepted Accounting Principles – Overall (“ASC 105-10”). ASC 105-10 establishes the FASB Accounting Standards Codification (the “Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative U.S. GAAP for SEC registrants. All guidance contained in the Codification carries an equal level of authority. The Codification superseded all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification is non-authoritative. The FASB will not issue new standards in the form of Statements, FASB Positions or Emerging Issue Task Force Abstracts. Instead, it will issue Accounting Standards Updates (“ASUs”). The FASB will not consider ASUs as authoritative in their own right. ASUs will serve only to update the Codification, provide background information about the guidance and provide the bases for conclusions on the change(s) in the Codification. References made to FASB guidance throughout this document have been updated for the Codification.

Going Concern

These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has not generated revenues since inception and has generated losses totaling $274,976 through September 30, 2009, and needs to raise additional funds to carry out their business plan.

GREEN ENVIROTECH CORP.
(FORMERLY ENVIROPLASTICS CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 (UNAUDITED)

NOTE 1-	ORGANIZATION AND BASIS OF PRESENTATION

Going Concern (Continued)

The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, and the ability of the Company to obtain necessary equity financing to continue operations.

The Company has had very little operating history to date. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. These factors raise substantial doubt regarding the ability of the Company to continue as a going concern.

Besides generating revenues from proposed operations, the Company may need to raise additional capital to expand operations to the point at which the Company can achieve profitability. The terms of equity that may be raised may not be on terms acceptable by the Company. If adequate funds cannot be raised outside of the Company, the Company’s officers and directors may need to contribute funds to sustain operations.

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Development Stage Company

The Company is considered to be in the development stage as defined in ASC 915, “Accounting and Reporting by Development Stage Enterprises”. The Company has devoted substantially all of its efforts to the corporate formation and the raising of capital.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments and other short-term investments with maturity of three months or less, when purchased, to be cash equivalents.

The Company maintains cash and cash equivalent balances at one financial institution that is insured by the Federal Deposit Insurance Corporation.

GREEN ENVIROTECH CORP.
(FORMERLY ENVIROPLASTICS CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 (UNAUDITED)

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fixed Assets

Although the Company does not have any fixed assets at this point, any fixed assets acquired in the future will be stated at cost, less accumulated depreciation. Depreciation will be provided using the straight-line method over the estimated useful lives of the related assets. Costs of maintenance and repairs will be charged to expense as incurred.

Recoverability of Long-Lived Assets

Although the Company does not have any long-lived assets at this point, for any long-lived assets acquired in the future the Company will review their recoverability on a periodic basis whenever events and changes in circumstances have occurred which may indicate a possible impairment. The assessment for potential impairment will be based primarily on the Company’s ability to recover the carrying value of its long-lived assets from expected future cash flows from its operations on an undiscounted basis. If such assets are determined to be impaired, the impairment recognized is the amount by which the carrying value of the assets exceeds the fair value of the assets. Fixed assets to be disposed of by sale will be carried at the lower of the then current carrying value or fair value less estimated costs to sell.

Fair Value of Financial Instruments

The carrying amount reported in the balance sheet for cash and cash equivalents, accounts payable, and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments. The Company does not utilize derivative instruments.

Income Taxes

The Company accounts for income taxes utilizing the liability method of accounting.  Under the liability method, deferred taxes are determined based on differences between financial statement and tax bases of assets and liabilities at enacted tax rates in effect in years in which differences are expected to reverse.  Valuation allowances are established, when necessary, to reduce deferred tax assets to amounts that are expected to be realized.

GREEN ENVIROTECH CORP.
(FORMERLY ENVIROPLASTICS CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 (UNAUDITED)
NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition

The Company will generate revenue from sales as follows:

1)	Persuasive evidence of an arrangement exists;
2)	Delivery has occurred or services have been rendered;
3)	The seller’s price to the buyer is fixed or determinable, and
4)	Collectable is reasonably assured.

The Company anticipates that the plastics that are recovered will be their main source of revenue, with the automotive parts manufacturers being the primary market. However, the use of the Company’s recycled materials is not limited to just automotive parts, therefore the Company will market numerous other industries both domestically and internationally.

In addition, the Company believes that they will generate revenue from joint ventures with companies in the waste oil and waste plastics recycling businesses, including royalties generated by the sale of synthetic oil products developed by the joint venture partners.

(Loss) Per Share of Common Stock

Basic net loss per common share is computed using the weighted average number of common shares outstanding.  Diluted earnings per share (EPS) include additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants.  Common stock equivalents are not included in the computation of diluted earnings per share when the Company reports a loss because to do so would be anti-dilutive for periods presented. The following is a reconciliation of the computation for basic and diluted EPS:

GREEN ENVIROTECH CORP.
(FORMERLY ENVIROPLASTICS CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 (UNAUDITED)

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(Loss) Per Share of Common Stock (Continued)

September 30,
2009

Net loss	$(178,041)

Weighted-average common shares
outstanding (Basic)	8,823,529

Weighted-average common stock
Equivalents
Stock options	-
Warrants	-

Weighted-average common shares
outstanding (Diluted)	8,823,529

Uncertainty in Income Taxes

The Company follows ASC 740-10, “Accounting for Uncertainty in Income Taxes” (“ASC 740-10”). This interpretation requires recognition and measurement of uncertain income tax positions using a “more-likely-than-not” approach. ASC 740-10 is effective for fiscal years beginning after December 15, 2006. Management has adopted ASC 740-10 for 2007, and they evaluate their tax positions on an annual basis, and has determined that as of September 30, 2009, no additional accrual for income taxes is necessary.

GREEN ENVIROTECH CORP.
(FORMERLY ENVIROPLASTICS CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 (UNAUDITED)

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Issued Accounting Standards

In September 2006, ASC issued 820, Fair Value Measurements. ASC 820 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007. Early adoption is encouraged. The adoption of ASC 820 is not expected to have a material impact on the financial statements.

In February 2007, ASC issued 825-10, The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of ASC 320-10, (“ASC 825-10”) which permits entities to choose to measure many financial instruments and certain other items at fair value at specified election dates. A business entity is required to report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. This statement is expected to expand the use of fair value measurement. ASC 825-10 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.

In December 2007, the ASC issued ASC 810-10-65, Noncontrolling Interests in Consolidated Financial Statements. ASC 810-10-65 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, changes in a parent’s ownership of a noncontrolling interest, calculation and disclosure of the consolidated net income attributable to the parent and the noncontrolling interest, changes in a parent’s ownership interest while the parent retains its controlling financial interest and fair value measurement of any retained noncontrolling equity investment.

ASC 810-10-65 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. Management is determining the impact that the adoption of ASC 810-10-65 will have on the Company’s financial position, results of operations or cash flows.

In December 2007, the Company adopted ASC 805, Business Combinations (“ASC 805”). ASC 805 retains the fundamental requirements that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. ASC 805 defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control.  ASC 805 will require an entity to record separately from the business combination the direct costs, where previously these costs were included in the total allocated cost of the acquisition.  ASC 805 will require an entity to recognize the assets acquired, liabilities assumed, and any non-controlling interest in the acquired at the acquisition date, at their fair values as of that date.

GREEN ENVIROTECH CORP.
(FORMERLY ENVIROPLASTICS CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 (UNAUDITED)

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Issued Accounting Standards (Continued)

ASC 805 will require an entity to recognize as an asset or liability at fair value for certain contingencies, either contractual or non-contractual, if certain criteria are met.  Finally, ASC 805 will require an entity to recognize contingent consideration at the date of acquisition, based on the fair value at that date.  This will be effective for business combinations completed on or after the first annual reporting period beginning on or after December 15, 2008.  Early adoption is not permitted and the ASC is to be applied prospectively only.  Upon adoption of this ASC, there would be no impact to the Company’s results of operations and financial condition for acquisitions previously completed.  The adoption of ASC 805 is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

In March 2008, ASC issued ASC 815, Disclosures about Derivative Instruments and Hedging Activities”, (“ASC 815”). ASC 815 requires enhanced disclosures about an entity’s derivative and hedging activities. These enhanced disclosures will discuss: how and why an entity uses derivative instruments; how derivative instruments and related hedged items are accounted for and its related interpretations; and how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. ASC 815 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company does not believe that ASC 815 will have an impact on their results of operations or financial position.

Effective April 1, 2009, the Company adopted ASC 855, Subsequent Events (“ASC 855”). ASC 855 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. It requires disclosure of the date through which an entity has evaluated subsequent events and the basis for that date – that is, whether that date represents the date the financial statements were issued or were available to be issued. This disclosure should alert all users of financial statements that an entity has not evaluated subsequent events after that date in the set of financial statements being presented. Adoption of ASC 855 did not have a material impact on the Company’s results of operations or financial condition. The Company has evaluated subsequent events through November 13, 2009, the date the financial statements were issued.

GREEN ENVIROTECH CORP.
(FORMERLY ENVIROPLASTICS CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 (UNAUDITED)

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Issued Accounting Standards (Continued)

In April 2008, the FASB issued ASC 350, “Determination of the Useful Life of Intangible Assets”. The Company adopted ASC 350 on October 1, 2008. The guidance in ASC 350 for determining the useful life of a recognized intangible asset shall be applied prospectively to intangible assets acquired after adoption, and the disclosure requirements shall be applied prospectively to all intangible assets recognized as of, and subsequent to, adoption. The Company does not believe ASC 350 will materially impact their financial position, results of operations or cash flows.

Effective July 1, 2009, the Company adopted FASB ASU No. 2009-05, Fair Value Measurement and Disclosures (Topic 820) (“ASU 2009-05”). ASU 2009-05 provided amendments to ASC 820-10, Fair Value Measurements and Disclosures – Overall, for the fair value measurement of liabilities. ASU 2009-05 provides clarification that in circumstances in which a quoted market price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using certain techniques. ASU 2009-05 also clarifies that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of a liability. ASU 2009-05 also clarifies that both a quoted price in an active market for the identical liability at the measurement date and the quoted price for the identical liability when traded as an asset in an active market when no adjustments to the quoted price of the asset are required for Level 1 fair value measurements. Adoption of ASU 2009-05 did not have a material impact on the Company’s results of operations or financial condition.

Other ASU’s that have been issued or proposed by the FASB ASC that do not require adoption until a future date and are not expected to have a material impact on the financial statements upon adoption.

NOTE 3-	STOCKHOLDERS’ EQUITY (DEFICIT)

The Company was established with two classes of stock, common stock – 500,000,000 shares authorized at a par value of $0.001; and preferred stock – 100,000,000 shares authorized at a par value of $0.001.

At inception, the Company issued 8,823,529 shares of common stock to the Company’s founders at inception for $30,000 cash and $58,235 for services rendered, all shares issued at $0.01 per share. The $30,000 was cash paid directly from a founder for expenses related to the start-up of the company as well as establishing relationships for the company’s business.

As of September 30, 2009 and December 31, 2008, the Company has these 8,823,529 shares of common stock issued and outstanding.

The Company has not issued any preferred stock, options or warrants to date.

GREEN ENVIROTECH CORP.
(FORMERLY ENVIROPLASTICS CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 (UNAUDITED)

NOTE 4-	LOAN PAYABLE – RELATED PARTY

The Company has an unsecured, loan payable in the form of a line of credit with their President. The President has provided a line of credit up to $200,000 at 4% interest per annum to the Company to cover various expenses and working capital infusions of cash until the Company can be funded. The President advanced $166,290 through September 30, 2009. The interest accrued for the nine months ended September 30, 2009 and period October 6, 2008 (inception) through September 30, 2009 is $1,134 and $1,192, respectively.

The line of credit matures on December 31, 2009.

NOTE 5-	PROVISION FOR INCOME TAXES

Deferred income taxes are determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company’s assets and liabilities.  Deferred income taxes are measured based on the tax rates expected to be in effect when the temporary differences are included in the Company’s tax return.  Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

As of September 30, 2009, there is no provision for income taxes, current or deferred.

Net operating losses	$93,492
Valuation allowance	(93,492)

$-

At September 30, 2009, the Company had a net operating loss carry forward in the amount of $274,976, available to offset future taxable income through 2029.  The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in future periods.

A reconciliation of the Company’s effective tax rate as a percentage of income before taxes and federal statutory rate for the nine months ended September 30, 2009 and period October 6, 2008 (inception) through September 30, 2009 is summarized below.

Federal statutory rate	(34.0)%
State income taxes, net of federal benefits	0.0
Valuation allowance	34.0
0%

GREEN ENVIROTECH CORP.
(FORMERLY ENVIROPLASTICS CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 (UNAUDITED)

NOTE 6-	FAIR VALUE MEASUREMENTS

The Company adopted certain provisions of ASC Topic 820. ASC 820 defines fair value, provides a consistent framework for measuring fair value under generally accepted accounting principles and expands fair value financial statement disclosure requirements. ASC 820’s valuation techniques are based on observable and unobservable inputs. Observable inputs reflect readily obtainable data from independent sources, while unobservable inputs reflect our market assumptions. ASC 820 classifies these inputs into the following hierarchy:

Level 1 inputs: Quoted prices for identical instruments in active markets.

Level 2 inputs: Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 inputs: Instruments with primarily unobservable value drivers.

The following table represents the fair value hierarchy for those financial assets and liabilities measured at fair value on a recurring basis as of September 30, 2009:

	Level 1	Level 2	Level 3	Total

Cash	17,761	-	-	17,761

Total assets	17,761	-	-	17,761

NOTE 7-	SUBSEQUENT EVENTS

In November 2009, the Company entered into an Agreement and Plan of Merger (“Agreement”) with Wolfe Creek Mining, Inc. (“Wolfe Creek”) by which the Company will exchange 100% of their issued and outstanding shares for 3,000,004 shares of Wolfe Creek. There will be an acquisition subsidiary formed to complete the transaction which will be in the form of a reverse triangular merger. The Company will be the accounting acquirer in the transaction.

GREEN ENVIROTECH CORP.
(FORMERLY ENVIROPLASTICS CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
INDEX TO FINANCIAL STATEMENTS

Financial Statements:

Report of Independent Registered Public Accounting Firm	F-18

Balance Sheet as of December 31, 2008	F-19

Statements of Operations For the Period October 6, 2008 (Inception) through December 31, 2008	F-20

Statements of Changes in Stockholders’ Equity (Deficit) For the Period October 6, 2008 (Inception) through December 31, 2008	F-21

Statements of Cash Flows For the Period October 6, 2008 (Inception) through December 31, 2008	F-22

Notes to Financial Statements	F-23

Report of Independent Registered Public Accounting Firm

To the Directors of
Green EnviroTech Corp.
(formerly EnviroPlastics Corporation)

We have audited the accompanying balance sheet of Green EnviroTech Corp. (formerly EnviroPlastics Corporation) (the "Company") (a development stage company) as of December 31, 2008, and the related statements of operations, changes in stockholders' equity (deficit) and cash flows for the period October 6, 2008 (Inception) through December 31, 2008. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of the Company’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Green EnviroTech Corp. (formerly EnviroPlastics Corporation) (a development stage company) as of December 31, 2008, and the results of its statements of operations, changes in stockholders’ equity (deficit), and cash flows for the period October 6, 2008 (Inception) through December 31, 2008 in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is in process of executing its business plan and expansion. The Company has not generated significant revenue to this point, however, has been successful in raising funds in their private placement. The lack of profitable operations and the need to continue to raise funds raise significant doubt about the Company’s ability to continue as a going concern. Management’s plans in this regard are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/KBL, LLP

New York, NY
October 7, 2009

GREEN ENVIROTECH CORP.
(FORMERLY ENVIROPLASTICS CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
DECEMBER 31, 2008

ASSETS
CURRENT ASSETS
Cash	$-
Total current assets	-

TOTAL ASSETS	$-

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$58
Loan payable - related party	8,642
Total current liabilities	8,700

TOTAL LIABILITIES	8,700

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock, $0.001 par value, 100,000,000 shares authorized,
0 shares issued and outstanding	-
Common stock, $0.001 par value, 500,000,000 shares authorized,
8,823,529 shares issued and outstanding	8,824
Additional paid in capital	79,411
Deficit accumulated during the development stage	(96,935)
Total stockholders' equity (deficit)	(8,700)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$-

The accompanying notes are an integral part of these financial statements.

GREEN ENVIROTECH CORP.
GREEN ENVIROTECH CORP.
(FORMERLY ENVIROPLASTICS CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
  STATEMENT OF OPERATIONS
FOR THE PERIOD OCTOBER 6, 2008 (INCEPTION) THROUGH DECEMBER 31, 2008

OCTOBER 6, 2008
(INCEPTION)
THROUGH
DECEMBER 31, 2008

REVENUE	$-

COST OF REVENUES	-

GROSS PROFIT	-

OPERATING EXPENSES
Consulting services	58,235
General and administrative	38,642
Total operating expenses	96,877

NON-OPERATING EXPENSES
Interest expense	58
Total non-operating expenses	58

NET (LOSS)	$(96,935)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	8,823,529

NET (LOSS) PER SHARE	$(0.01)

The accompanying notes are an integral part of these financial statements.

GREEN ENVIROTECH CORP.
(FORMERLY ENVIROPLASTICS CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
 STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE PERIOD OCTOBER 6, 2008 (INCEPTION) THROUGH DECEMBER 31, 2008

						Deficit
						Accumulated
					Additional	During the
	Preferred Stock		Common Stock		Paid-In	Development
	Shares	Amount	Shares	Amount	Capital	Stage	Total

Balance - October 6, 2008	-	$-	-	$-	$-	$-	$-

Common shares issued to founders for cash	-	-	3,000,000	3,000	27,000	-	30,000

Common shares issued to founders for services	-	-	5,823,529	5,824	52,411	-	58,235

Net loss for the period	-	-	-	-	-	(96,935)	(96,935)

Balance - December 31, 2008	-	$-	8,823,529	$8,824	$79,411	$(96,935)	$(8,700)

The accompanying notes are an integral part of these financial statements.

ENVIROPLASTICS CORPORATION
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOW
FOR THE PERIOD OCTOBER 6, 2008 (INCEPTION) THROUGH DECEMBER 31, 2008

OCTOBER 6, 2008
(INCEPTION)
THROUGH
DECEMBER 31, 2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss)	$(96,935)

Adjustments to reconcile net (loss)
to net cash used in operating activities:
Common stock issued for services	58,235

Change in assets and liabilities
Increase in accounts payable and accrued expenses	58
Total adjustments	58,293
Net cash (used in) operating activities	(38,642)

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of stock for cash	30,000
Proceeds received from loan payable - related party	8,642
Net cash provided by financing activities	38,642

NET INCREASE IN CASH AND CASH EQUIVALENTS	-

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	-

CASH AND CASH EQUIVALENTS - END OF PERIOD	$-

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$-

NON-CASH SUPPLEMENTAL INFORMATION:
Stock issued for services	$58,235

The accompanying notes are an integral part of these financial statements.

GREEN ENVIROTECH CORP.
(FORMERLY ENVIROPLASTICS CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE 1-	ORGANIZATION AND BASIS OF PRESENTATION

On October 6, 2008, EnviroPlastics Corporation (the “Company”) was incorporated in the State of Nevada.

The Company is a plastics recovery, separation, cleaning, and recycling company, with the intent to supply recycled commercial plastics to industries such as the automotive and consumer products industries, and it plans to construct large-scale plastics recycling facilities near automotive shredder locations nationwide. Operating in conjunction with large national recycling partners, the Company using a patent pending process developed in conjunction with Thar Process, Inc. will produce recycled commercial grade plastics ready to be re-introduced into commerce. Additionally, the Company will convert waste and scrap plastic into high-value energy products, including synthetic oil.

On September 22, 2009, the Company changed its name to Green EnviroTech Corp.

Going Concern

These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has not generated revenues since inception and has generated losses totaling $96,935 in their initial period, and needs to raise additional funds to carry out their business plan. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, and the ability of the Company to obtain necessary equity financing to continue operations. The Company has had very little operating history to date. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. These factors raise substantial doubt regarding the ability of the Company to continue as a going concern.

Besides generating revenues from proposed operations, the Company may need to raise additional capital to expand operations to the point at which the Company can achieve profitability. The terms of equity that may be raised may not be on terms acceptable by the Company. If adequate funds cannot be raised outside of the Company, the Company’s officers and directors may need to contribute funds to sustain operations.

GREEN ENVIROTECH CORP.
(FORMERLY ENVIROPLASTICS CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Development Stage Company

The Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards (SFAS) No. 7, “Accounting and Reporting by Development Stage Enterprises”. The Company has devoted substantially all of its efforts to the corporate formation and the raising of capital.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments and other short-term investments with maturity of three months or less, when purchased, to be cash equivalents.

The Company maintains cash and cash equivalent balances at one financial institution that is insured by the Federal Deposit Insurance Corporation.

Fixed Assets

Although the Company does not have any fixed assets at this point, any fixed assets acquired in the future will be stated at cost, less accumulated depreciation. Depreciation will be provided using the straight-line method over the estimated useful lives of the related assets. Costs of maintenance and repairs will be charged to expense as incurred.

Recoverability of Long-Lived Assets

Although the Company does not have any long-lived assets at this point, for any long-lived assets acquired in the future the Company will review their recoverability on a periodic basis whenever events and changes in circumstances have occurred which may indicate a possible impairment. The assessment for potential impairment will be based primarily on the Company’s ability to recover the carrying value of its long-lived assets from expected future cash flows from its operations on an undiscounted basis. If such assets are determined to be impaired, the impairment recognized is the amount by which the carrying value of the assets exceeds the fair value of the assets. Fixed assets to be disposed of by sale will be carried at the lower of the then current carrying value or fair value less estimated costs to sell.

GREEN ENVIROTECH CORP.
(FORMERLY ENVIROPLASTICS CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Fair Value of Financial Instruments

The carrying amount reported in the balance sheet for cash and cash equivalents, accounts payable, and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments. The Company does not utilize derivative instruments.

Income Taxes

The Company accounts for income taxes utilizing the liability method of accounting.  Under the liability method, deferred taxes are determined based on differences between financial statement and tax bases of assets and liabilities at enacted tax rates in effect in years in which differences are expected to reverse.  Valuation allowances are established, when necessary, to reduce deferred tax assets to amounts that are expected to be realized.

Revenue Recognition

The Company will generate revenue from the sales in accordance with Staff Accounting Bulletin 101. The criteria for recognition are as follows:

1)	Persuasive evidence of an arrangement exists;
2)	Delivery has occurred or services have been rendered;
3)	The seller’s price to the buyer is fixed or determinable, and
4)	Collectable is reasonably assured.

The Company anticipates that the plastics that are recovered will be their main source of revenue, with the automotive parts manufacturers being the primary market. However, the use of the Company’s recycled materials is not limited to just automotive parts, therefore the Company will market numerous other industries both domestically and internationally.

In addition, the Company believes that they will generate revenue from joint ventures with companies in the waste oil and waste plastics recycling businesses, including royalties generated by the sale of synthetic oil products developed by the joint venture partners.

GREEN ENVIROTECH CORP.
(FORMERLY ENVIROPLASTICS CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(Loss) Per Share of Common Stock

Basic net loss per common share is computed using the weighted average number of common shares outstanding.  Diluted earnings per share (EPS) include additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants.  Common stock equivalents are not included in the computation of diluted earnings per share when the Company reports a loss because to do so would be anti-dilutive for periods presented. The following is a reconciliation of the computation for basic and diluted EPS:

December 31,
2008

Net loss	$(96,935)

Weighted-average common shares
outstanding (Basic)	8,823,529

Weighted-average common stock
Equivalents
Stock options	-
Warrants	-

Weighted-average common shares
outstanding (Diluted)	8,823,529

Uncertainty in Income Taxes

In July 2006, the FASB issued Interpretation No. 48 (FIN No. 48), “Accounting for Uncertainty in Income Taxes.” This interpretation requires recognition and measurement of uncertain income tax positions using a “more-likely-than-not” approach. FIN No. 48 is effective for fiscal years beginning after December 15, 2006. Management has adopted FIN 48 for 2007, and they evaluate their tax positions on an annual basis, and has determined that as of December 31, 2008, no additional accrual for income taxes is necessary.

GREEN ENVIROTECH CORP.
(FORMERLY ENVIROPLASTICS CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Issued Accounting Standards

In September 2006, the FASB issued SFAS 157, “Fair Value Measurements.” This standard defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007. Early adoption is encouraged. The adoption of SFAS 157 is not expected to have a material impact on the financial statements.

In February 2007, the FASB issued FAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115”, (“FAS 159”) which permits entities to choose to measure many financial instruments and certain other items at fair value at specified election dates. A business entity is required to report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. This statement is expected to expand the use of fair value measurement. FAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.

 In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No 51” (SFAS 160). SFAS 160 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, changes in a parent’s ownership of a noncontrolling interest, calculation and disclosure of the consolidated net income attributable to the parent and the noncontrolling interest, changes in a parent’s ownership interest while the parent retains its controlling financial interest and fair value measurement of any retained noncontrolling equity investment.

SFAS 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. Management is determining the impact that the adoption of SFAS No. 160 will have on the Company’s financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS 141R, Business Combinations (“SFAS 141R”), which replaces FASB SFAS 141, Business Combinations.  This Statement retains the fundamental requirements in SFAS 141 that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination.

GREEN ENVIROTECH CORP.
(FORMERLY ENVIROPLASTICS CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Issued Accounting Standards (Continued)

SFAS 141R defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control.  SFAS 141R will require an entity to record separately from the business combination the direct costs, where previously these costs were included in the total allocated cost of the acquisition.  SFAS 141R will require an entity to recognize the assets acquired, liabilities assumed, and any non-controlling interest in the acquired at the acquisition date, at their fair values as of that date.  This compares to the cost allocation method previously required by SFAS No. 141.  SFAS 141R will require an entity to recognize as an asset or liability at fair value for certain contingencies, either contractual or non-contractual, if certain criteria are met.  Finally, SFAS 141R will require an entity to recognize contingent consideration at the date of acquisition, based on the fair value at that date.  This Statement will be effective for business combinations completed on or after the first annual reporting period beginning on or after December 15, 2008.  Early adoption of this standard is not permitted and the standards are to be applied prospectively only.  Upon adoption of this standard, there would be no impact to the Company’s results of operations and financial condition for acquisitions previously completed.  The adoption of SFAS No. 141R is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

In December 2007, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 110, “Use of a Simplified Method in Developing Expected Term of Share Options” (“SAB 110”).  SAB 110 expresses the current view of the staff that it will accept a company’s election to use the simplified method discussed in Staff Accounting Bulletin 107, Share Based Payment, (“SAB 107”), for estimating the expected term of “plain vanilla” share options regardless of whether the company has sufficient information to make more refined estimates.  SAB 110 became effective for the Company in 2008.  The adoption of SAB 110 is not expected to have a material impact on the Company’s financial position.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“SFAS 161”). SFAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities. These enhanced disclosures will discuss: how and why an entity uses derivative instruments; how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations; and how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company does not believe that SFAS 161 will have an impact on their results of operations or financial position.

GREEN ENVIROTECH CORP.
(FORMERLY ENVIROPLASTICS CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Issued Accounting Standards (Continued)

In April 2008, the FASB issued FSP No. FAS 142-3, “Determination of the Useful Life of Intangible Assets”. This FSP amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, “Goodwill and Other Intangible Assets”. The Company was required to adopt FSP 142-3 on October 1, 2008. The guidance in FSP 142-3 for determining the useful life of a recognized intangible asset shall be applied prospectively to intangible assets acquired after adoption, and the disclosure requirements shall be applied prospectively to all intangible assets recognized as of, and subsequent to, adoption. The Company does not believe FSP 142-3 will materially impact their financial position, results of operations or cash flows.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (SFAS 162). SFAS 162 makes the hierarchy of generally accepted accounting principles explicitly and directly applicable to preparers of financial statements, a step that recognizes preparers’ responsibilities for selecting the accounting principles for their financial statements. The effective date for SFAS 162 is 60 days following the U.S. Securities and Exchange Commission’s approval of the Public Company Accounting Oversight Board’s related amendments to remove the GAAP hierarchy from auditing standards, where it has resided for some time. The adoption of SFAS 162 will not have an impact on the Company’s results of operations or financial position.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts – an interpretation of SFAS No. 60” (SFAS 163). SFAS 163 prescribes accounting for insures of financial obligations, bringing consistency to recognizing and recording premiums and to loss recognition. SFAS 163 also requires expanded disclosures about financial guarantee insurance contracts. Except for some disclosures, SFAS 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008. The adoption of SFAS 163 will not have an impact on the Company’s results of operations or financial position.

In May 2009, the FASB published SFAS No. 165, “Subsequent Events” (“SFAS 165”). SFAS 165 requires the Company to disclose the date through which subsequent events have been evaluated and whether that date is the date the financial statements were issued or the date the financial statements were available to be issued. SFAS 165 is effective for financial periods ending after June 15, 2009. Management has adopted SFAS 165 for their report for December 31, 2008 and has evaluated subsequent events through October 7, 2009, the date the financial statements were issued.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date and are not expected to have a material impact on the financial statements upon adoption.

GREEN ENVIROTECH CORP.
(FORMERLY ENVIROPLASTICS CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE 3-	STOCKHOLDERS’ EQUITY (DEFICIT)

The Company was established with two classes of stock, common stock – 500,000,000 shares authorized at a par value of $0.001; and preferred stock – 100,000,000 shares authorized at a par value of $0.001.

At inception, the Company issued 8,823,529 shares of common stock to the Company’s founders at inception for $30,000 cash and $58,235 for services rendered, all shares issued at $0.01 per share. The $30,000 was cash paid directly from a founder for expenses related to the start-up of the company as well as establishing relationships for the company’s business.

As of December 31, 2008, the Company has these 8,823,529 shares of common stock issued and outstanding.

The Company has not issued any preferred stock, options or warrants to date.

NOTE 4-	LOAN PAYABLE – RELATED PARTY

The Company has an unsecured, loan payable in the form of a line of credit with their President. The President has provided a line of credit up to $200,000 at 4% interest per annum to the Company to cover various expenses until the Company can be funded. The President advanced $8,642 through December 31, 2008. The interest accrued for the period October 6, 2008 (inception) through December 31, 2008 is $58.

The line of credit matures on December 31, 2009.

NOTE 5-	PROVISION FOR INCOME TAXES

Deferred income taxes are determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company’s assets and liabilities.  Deferred income taxes are measured based on the tax rates expected to be in effect when the temporary differences are included in the Company’s tax return.  Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

As of December 31, 2008, there is no provision for income taxes, current or deferred.

Net operating losses	$32,958
Valuation allowance	(32,958)

$-

GREEN ENVIROTECH CORP.
(FORMERLY ENVIROPLASTICS CORPORATION)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE 5-	PROVISION FOR INCOME TAXES (CONTINUED)

At December 31, 2008, the Company had a net operating loss carry forward in the amount of $96,935, available to offset future taxable income through 2028.  The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in future periods.

A reconciliation of the Company’s effective tax rate as a percentage of income before taxes and federal statutory rate for the period October 6, 2008 (inception) through December 31, 2008 is summarized below.

Federal statutory rate	(34.0)%
State income taxes, net of federal benefits	0.0
Valuation allowance	34.0
0%

NOTE 6-	FAIR VALUE MEASUREMENTS

In 2008, the Company adopted SFAS 157. SFAS 157 defines fair value, provides a consistent framework for measuring fair value under generally accepted accounting principles and expands fair value financial statement disclosure requirements. SFAS 157’s valuation techniques are based on observable and unobservable inputs. Observable inputs reflect readily obtainable data from independent sources, while unobservable inputs reflect our market assumptions. SFAS 157 classifies these inputs into the following hierarchy:

Level 1 inputs: Quoted prices for identical instruments in active markets.

Level 2 inputs: Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 inputs: Instruments with primarily unobservable value drivers.

NOTE 7-	SUBSEQUENT EVENTS

In November 2009, the Company entered into an Agreement and Plan of Merger (“Agreement”) with Wolfe Creek Mining, Inc. (“Wolfe Creek”) by which the Company will exchange 100% of their issued and outstanding shares for 3,000,004 shares of Wolfe Creek. There will be an acquisition subsidiary formed to complete the transaction which will be in the form of a reverse triangular merger. The Company will be the accounting acquirer in the transaction.

On September 22, 2009, the Company changed their name to Green EnviroTech Corp.